SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 18, 2005

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry in a Material Definitive Agreement

On April 18, 2005, Boston Private Financial Holdings, Inc. (“Boston Private”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gibraltar Financial Corporation (“Gibraltar”), pursuant to which Boston Private will acquire Gibraltar, the parent company of Gibraltar Bank, FSB (the “Merger”). In the Merger, Boston Private will acquire 100% of Gibraltar’s common stock and Gibraltar common shareholders will receive an aggregate of $113 million in cash and an aggregate of 4,255,336 shares of Boston Private common stock, subject to certain adjustments. Based on the five-day trading average of $23.33 for Boston Private common stock, as of April 18th, 2005, the aggregate deal value to be received by Gibraltar common shareholders, plus the aggregate value of Gibraltar stock options and stock appreciation rights to be assumed by Boston Private or paid out in connection with the Merger, would be approximately $245 million. The transaction is expected to close in the fourth quarter of 2005. Completion of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Gibraltar’s shareholders of the Merger Agreement and the Merger and the receipt of requisite state and federal regulatory approvals. Certain directors and officers of Gibraltar have entered into a Voting Agreement (the “Voting Agreement”) with Boston Private pursuant to which they have agreed to vote their shares of common stock which they are entitled to vote in favor of the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the press release issued by Boston Private concerning the Merger is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 8.01	Other Events

Boston Private has prepared a slide presentation relating to the Merger and Gibraltar (the “Presentation”) which was used in a conference call and webcast reviewing the Merger on April 19, 2005, a copy of which is included as Exhibit 99.3 to this report and is incorporated into this Item 8.01 by reference in its entirety.

The Presentation (furnished herewith as Exhibit 99.3) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

99.1	Agreement and Plan of Merger by and between Boston Private Financial Holdings, Inc. and Gibraltar Financial Corporation dated as of April 18, 2005.

99.2	Press Release dated April 19, 2005.

99.3	Slide Presentation dated April 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ Walter M. Pressey
	Name:	Walter M. Pressey
	Title:	President

Date: April 20, 2005